SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 12, 2002


                                   ENZON, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                      0-12957                        22-237286
(State or other jurisdiction       (Commission                    (IRS Employer
  of incorporation)                File Number)                  Identification)


                20 Kingsbridge Road, Piscataway, New Jersey 08854
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (732) 980-4500


                                       N/A
          (Former name or former address, if changed since last report)


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Item  5. Other Events

      Enzon, Inc. today announced a voluntary recall of the prescription medication ONCASPAR(R), a product used for the treatment of acute lymphoblastic leukemia. The lot numbers of ONCASPAR(R)involved in the recall in the U.S. are AE0114, AE0115, AH0120, AK0129 and AA0201. In addition to the United States recall, the Company is in the process of notifying its customers of the affected lots located outside the United States.

      During routine testing of ONCASPAR(R) lot number AE0115, and subsequent testing of other lots, the tested samples were determined to have increased enzymatic activity in vitro outside the labeled claim. Enzon will be replacing the recalled lots with product which has been tested and which is currently within published specifications. The Company is currently reviewing its inventory and developing an assessment of whether it is adequate to meet current and anticipated market demand. Enzon cannot provide assurance that sufficient product will be available to meet demand. Enzon does not currently believe that the cost of this recall will have a material adverse effect on its fourth quarter results.

      The recall is a voluntary recall initiated by the Company in the United States but is being conducted with the knowledge of the U.S. Food and Drug Administration.

      Enzon will make arrangements at its own expense with pharmacies in the United States to have the recalled lots returned to its manufacturing facilities.

      Enzon has provided a dedicated toll-free number to respond to medical questions from pharmacists, patients and physicians. The toll-free number is 1-800-836-4459.

      ONCASPAR is a PEG-enhanced version of a naturally occurring enzyme called L-asparaginase. It is currently used in conjuction with other chemotherapeutics to treat patients with acute lymphoblastic leukemia who are hypersensitive, or allergic, to native, or unmodified, forms of L-asparaginase.

      Except for the historical information herein, the matters discussed in this Form 8-K include forward-looking statements that may involve a number of risks and uncertainties. Actual results may vary significantly based upon a number of factors including, without limitation, potential adverse regulatory action, risks that costs of the recall may be more than anticipated, risks that inventory may be insufficient to satisfy demand, risks in obtaining and maintaining regulatory approval for indications and expanded indications as well as manufacturing processes, market acceptance of and continuing demand for Enzon's products and the impact of competitive products and pricing and other risks which are described in Enzon's Form 10-K, Form 10-Qs and Form 8-Ks on file with the SEC.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 12, 2002

                                                        ENZON, INC.
                                             -----------------------------------
                                                       (Registrant)


                                        By: /s/Kenneth J. Zuerblis
                                            ------------------------------------
                                             Kenneth J. Zuerblis
                                             Vice President,
                                             Finance and Chief Financial Officer


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